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Filed pursuant to Rule 497(a)(1)
File No. 333-127767
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Ares Capital Corporation Prices Public Offering

        NEW YORK, October 13, 2005—Ares Capital Corporation (Nasdaq: ARCC) announced that it priced a public offering of 14,500,000 shares of common stock at $15.46 per share, raising $224,170,000 in gross proceeds.

        The shares are expected to be delivered on October 18, 2005. Ares Capital Corporation has also granted the underwriters an option to purchase up to an additional 2,175,000 shares of common stock to cover over-allotments, if any.

        The Company expects to use the net proceeds of this offering to repay outstanding indebtedness, to fund investments in portfolio companies and for general corporate purposes.

        Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Ares Capital Corporation before investing. The prospectus contains this and other information about Ares Capital Corporation. The prospectus should be read carefully before investing.

        Merrill Lynch & Co., UBS Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Jefferies & Company, Inc. and Legg Mason Wood Walker, Incorporated are acting as representatives of the underwriters.

About Ares Capital Corporation

        Ares Capital Corporation is a closed-end, non-diversified management investment company that is regulated as a business development company under the Investment Company Act of 1940. Its investment objectives are to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation invests primarily in first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private middle market companies.

        Ares Capital Corporation is managed by Ares Capital Management LLC, a recently formed investment adviser affiliated with Ares Management LLC ("Ares"). Ares is an independent Los Angeles based investment firm with over 90 employees and approximately $7.3 billion of committed capital under management. Founded in 1997, Ares specializes in originating and managing assets in both the private equity and leveraged finance markets. Ares' private equity activities are conducted through the Ares Corporate Opportunities Fund, L.P. ("ACOF"). ACOF focuses on injecting flexible, long-term junior capital into undercapitalized middle market companies to position them for growth. Ares' leveraged finance activities include the acquisition and management of bank loans, high yield bonds, mezzanine and special situation investments, which are held in a variety of investment vehicles.

        This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

        A copy of the final prospectus to the offering may be obtained from Merrill Lynch & Co., Inc., 4 World Financial Center, 250 Vesey Street, New York, NY 10080; UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attention: Prospectus Department; J.P. Morgan Securities Inc., Prospectus Department, Floor 5B, 1 Chase Manhattan Plaza, New York, NY 10081; Wachovia Capital Markets, LLC, One Wachovia Center, 7 Saint Paul Street, 1st Floor, Baltimore, MD 21202; Jefferies & Company, Inc, 520 Madison Avenue, 12th Floor, New York, NY 10022, Attention: Prospectus Department; and Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, MD 21202.

CONTACT:    Merritt S. Hooper of Ares Capital Corporation, 310-201-4200

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Ares Capital Corporation Prices Public Offering